UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23636

AFA Multi-Manager Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

AFA MULTI-MANAGER CREDIT FUND
(A Delaware Statutory Trust)

Annual Report

April 30, 2023

Table of Contents

Letter to Shareholders (unaudited)	2
Performance and Graphical Illustration (unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	23
Additional Information (unaudited)	24
Fund Management (unaudited)	26
Privacy Notice (unaudited)	29

AFA MULTI-MANAGER CREDIT FUND
Letter to Shareholders
April 30, 2023 (unaudited)

Dear Shareholder,

Alternative Fund Advisors, LLC (“AFA”) is pleased to provide the audited annual financial statements for the AFA Multi-Manager Credit Fund (the “Fund”) for the fiscal year that ended April 30, 2023.

The story of this past fiscal year was tightening monetary policy and stubbornly high inflation, which provided stiff headwinds for most markets. Inflation, as measured by Core PCE, fluctuated around 5%, a level well above the Fed’s target of 2%. In the face of persistently high inflation, the Federal Reserve Open Market Committee raised rates from a start of 0.5% to 5.0%.

Over the fiscal year, the institutional share class for the Fund (AMCLX) returned 3.82%.i This return compared favorably to liquid fixed income benchmarks such as the Credit Suisse Leveraged Loan Index, which returned 2.91%, the Morningstar LSTA US Leveraged Loan Index, which returned 3.39%, and the Bloomberg US High Yield Corporate Index, which returned 1.22%. Yields on the 10 Year Treasury jumped 1.08% over this time period while spreads on the Bloomberg US High Yield Corporate Index increased 1.27%.ii The Fund was also able to deliver its outperformance on significantly lower volatility than public fixed income indexes, demonstrating the benefit of a private credit strategy.

Assets under management ended the fiscal year at $51mn, an increase of $11mn over the prior fiscal year-end. With the Fund established and a track record of success, we look forward to bringing aboard new investors over the coming year.

Over the fiscal year, the Fund added six new investments and exited four investments as the Fund deepened its focus on private markets, ending the fiscal year with investments in ten underlying funds. New investments have been focused on our preferred market of small to mid-sized managers focused on less efficient sectors of the specialty finance market, particularly asset-based lending.

Over the coming fiscal year, the AFA team expects to further expand the Fund’s investment lineup to diversify exposure and add new sources of return. We will continue to prioritize private credit strategies primarily in the asset-based lending market, which we think provides compelling downside protection in this uncertain macro environment. The focus will be on diversifying across a multitude of dimensions – namely underlying loan collateral type, sector exposure, borrower concentration and manager exposure. We believe diversification and conservative underwriting are the best tools to weather a potentially bumpy year ahead as the rapid monetary policy tightening feeds through to the broader economy.

We would like to thank all our investors for entrusting us with the management of their assets and will strive to deliver strong returns in the years to come.

Sincerely,

Marco Hanig, Portfolio Manager

Mike Dowdall, Portfolio Manager

This material must be proceeded or accompanied by a prospectus. Diversification does not assure a profit nor protect against loss in a declining market.

i Returns are net of fees. Actual performance results for a particular investor may vary from the performance stated herein as a result of, among other things, the timing of their investment(s). Past performance does not guarantee, and is not necessarily indicative of, future results. There can be no assurance that a client’s investment objective will be achieved or that a client will not lose a portion or all of its investment account. The investment return and principal value of any investment will fluctuate over time. All investments carry a certain degree of risk and it is important to routinely review investment objectives, risk tolerance, tax objectives.

ii Index performance does not represent actual fund or portfolio performance and such performance does not reflect the actual investment experience of an investor. An investor cannot invest directly in an index. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in a portfolio invested in accordance with an index. None of the benchmark indices portrayed herein charge management fees or incur brokerage expenses, and no such fees or expenses were deducted from the performance shown; provided, however, that the returns of any investment portfolio invested in accordance with such indices would be net of such fees and expenses. Additionally, none of these indices lend securities, and no revenues from securities lending were added to the performance shown.

AFA MULTI-MANAGER CREDIT FUND
Performance and Graphical Illustration
April 30, 2023 (unaudited)

Fund / Indexes	For the year ended April 30, 2023	Since Inception
AFA Multi-Manager Credit Fund Investor Class (Inception Date July 1, 2021)	3.59%	3.78%
AFA Multi-Manager Credit Fund Institutional Class (Inception Date July 1, 2021)	3.82%	4.05%
Credit Suisse Leveraged Loan Index	2.91%	2.64%
Morningstar LSTA US Leveraged Loan Index	3.39%	2.93%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call Alternative Fund Advisors at 800-452-6804.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The Morningstar LSTA US Leveraged Loan Index has been replaced with the Credit Suisse Leveraged Loan Index as the Fund’s primary benchmark for comparative fund performance. Management believes the Credit Suisse Leveraged Loan Index better reflects the nature of the Fund.

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $1,000,000 Investment

This graph illustrates the hypothetical investment of $1,000,000 in the Fund, Institutional Class, from July 1, 2021 (Commencement of operations) to April 30, 2023. The Cumulative Total Return table and Growth of Assumed $1,000,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns are shown net of fees.

AFA MULTI-MANAGER CREDIT FUND
Schedule of Investments
April 30, 2023

	Geographic Region	Acquisition Date	Redemption Frequency	Notice Period (Days)	Cost	Fair Value	Percent of Net Assets
Investments in Investment Funds
Primary Investment Funds
Commercial Asset Based Lending (11.36%)
Callodine Asset Based Loan Fund II, LP(a)(b)	North America	September, 2022	N/A	N/A	$2,942,902	$3,194,037	6.30%
Nebari Natural Resources Credit Fund II SPC(a)(b)	Cayman Islands	February, 2023	N/A	N/A	723,247	738,120	1.46%
Commercial Real Estate Bridge Lending (17.70%)
Alcova Capital Yield Premium Fund, L.P.(a)(b)	North America	August, 2021	N/A	N/A	8,900,000	8,969,551	17.70%
Diversified Asset-Based Lending (18.99%)
OHPC LP(a)(b)	North America	April, 2022	Quarterly	90	9,500,000	9,622,395	18.99%
Financial Asset Based Lending (3.43%)
CoVenture Credit Opportunities Partners Fund LP(a)(b)	North America	July, 2022	Quarterly	90	1,737,323	1,736,750	3.43%
Ginnie Mae Early Buyout (3.62%)
Lynx EBO Fund II(B) SP, 3,500 Shares(a)(b)	North America	October, 2021	N/A	N/A	2,100,000	1,835,106	3.62%
Opportunistic Real Estate Lending (6.68%)
Mavik Real Estate Special Opportunities Fund, LP(a)(b)	North America	July, 2022	N/A	N/A	2,786,121	3,384,490	6.68%
Other Specialty Finance (7.12%)
Pier Special Opportunities Fund LP(a)(b)	North America	December, 2022	Quarterly	60	3,424,493	3,533,933	6.97%
Portfolio Finance (10.05%)
HCM U.S. Feeder, LP(a)(b)	North America	July, 2022	Semi-Annual	90	5,000,000	5,092,433	10.05%
Residential Real Estate Development Lending (14.56%)
1 Sharpe Income ADV LP(a)(b)	North America	July, 2021	Semi-Annual	90	6,700,000	7,377,098	14.56%
Total Primary Investments (Cost $43,814,086) (89.76%)					43,814,086	45,483,913
Total Investments in Investment Funds (Cost $43,814,086) (89.76%)					43,814,086	45,483,913

Short-Term Investments
Money Market Fund (2.35%)
Fidelity Colchester Street Trust - Treasury Portfolio - Class I, 4.72%, 1,188,975 Shares(c)					1,188,975	1,188,975	2.35%
Total Short-Term Investments (Cost $1,188,975) (2.35%)					1,188,975	1,188,975

Total Investments (Cost $45,003,061) (92.11%)						$46,672,888
Assets less other liabilities (7.89%)						3,993,797
Net Assets — 100.00%						$50,666,685

[a]	Investment Funds are restricted as to resale.

[b]	Non-income producing.

[c]	The rate quoted is the annualized seven-day yield of the fund at the period end.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Schedule of Investments (continued)
April 30, 2023

Summary by Investment Type	Value	% of Net Assets
Commercial Asset Based Lending	$3,932,157	7.76
Commercial Real Estate Bridge Lending	8,969,551	17.70
Diversified Asset-Based Lending	9,622,395	18.99
Financial Asset Based Lending	1,736,750	3.43
Ginnie Mae Early Buyout	1,835,106	3.62
Opportunistic Real Estate Lending	3,384,490	6.68
Other Specialty Finance	3,533,933	6.97
Portfolio Finance	5,092,433	10.05
Residential Real Estate Development Lending	7,377,098	14.56
Short-Term Investments	1,188,975	2.35
Total Investments	46,672,888	89.76
Assets less other liabilities	3,993,797	7.89
Total	$50,666,685	100.00

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Assets and Liabilities
April 30, 2023

Assets:
Investments, at value (cost $45,003,061)	$46,672,888
Cash	3,500,000
Contributions paid in advance	4,000,000
Receivables:
Interest	4,193
Fund shares sold	25,000
Distributions from investment funds	1,894,963
Investments sold	2,092,026
Due from investment manager (see note 5)	6,342
Prepaid expenses	38,581
Other assets	37,625
Total assets	58,271,618

Liabilities:
Credit facility (see note 12)	3,500,000
Payables:
Investments purchased	4,000,000
Professional fees	60,349
Accounting and administrative fees	26,612
Transfer agent fees and expenses	10,315
Custody fees	2,585
Distribution fees (Investor Class) (see note 5)	91
Accrued other expenses	4,981
Total liabilities	7,604,933
Net assets	$50,666,685

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$51,367,769
Total accumulated deficit	(701,084)
Net assets	$50,666,685

Net assets:
Investor Class	$21,248
Institutional Class	50,645,437

Shares outstanding:
Investor Class	2,275
Institutional Class	5,400,938

Net asset value per share:
Investor Class	$9.34
Institutional Class	9.38

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Operations
Reflects Operations for the Year Ended April 30, 2023

Investment income:
Interest income	$33,448
Distributions from investment funds	2,090,938
Total investment income	2,124,386

Expenses:
Investment management fee (see note 5)	491,088
Professional fees	215,835
Interest expense	146,140
Commitment fees	132,184
Accounting and administrative fees	130,948
Transfer agent fees and expenses	59,560
Trustee fees	57,000
Shareholder servicing fees	55,068
Registration fees	35,558
Chief compliance officer fees	28,433
Offering costs (see note 2)	21,270
Custody fees	15,977
Shareholder reporting fees	14,724
Insurance expense	8,006
Distribution fees (Investor Class) (see note 5)	51
Other expenses	13,636
Total expenses:	1,425,478
Expenses contractually waived by investment manager (see note 5)	(532,955)
Net expenses	892,523
Net investment income	1,231,863

Net realized and unrealized gain (loss):
Net realized loss on:
Investments	(341,381)
Net change in unrealized appreciation (depreciation) on:
Investments	947,582
Net realized and unrealized loss	606,201
Net increase in net assets resulting from operations	$1,838,064

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statements of Changes in Net Assets

	Year Ended April 30, 2023	Period Ended April 30, 2022[1]
Net Increase in net assets resulting from operations:
Net investment income	$1,231,863	$584,909
Net realized loss	(341,381)	(88,938)
Net change in unrealized appreciation (depreciation)	947,582)	722,245
Net increase in net assets resulting from operations	1,838,064	1,218,216

Distributions to shareholders:
Investor Class	(1,137)	(690)
Institutional Class	(2,567,813)	(1,207,501)
Total distributions to shareholders	(2,568,950)	(1,208,191)

Return of capital to shareholders:
Investor Class	(730)	(211)
Institutional Class	(1,591,054)	(407,358)
Total return of capital to shareholders	(1,591,784)	(407,569)

Capital transactions:
Proceeds from shares sold:
Investor Class	—	20,000
Institutional Class	10,532,399	38,791,899
Reinvestment of distributions:
Investor Class	1,867	750
Institutional Class	3,031,957	1,088,540
Cost of shares repurchased:
Institutional Class	(180,513)	—
Net increase in net assets from capital transactions	13,385,710	39,901,189

Total increase in net assets	11,063,040	39,503,645

Net assets:
Beginning of period	39,603,645	100,000 [2]
End of period	$50,666,685	$39,603,645

Capital share transactions:
Shares sold:
Investor Class	—	2,000
Institutional Class	1,096,594	3,880,289
Shares reinvested:
Investor Class	199	76
Institutional Class	322,280	109,972
Shares repurchased:
Institutional Class	(18,197)	—
Net increase from capital share transactions	1,400,876	3,992,337

(1)

Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

(2)	The investment adviser made the initial share purchase of $100,000 on April 29, 2021. The total initial share purchase of $100,000 included 10,000 shares which were purchased at $10.00 per share.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Cash Flows
Year Ended April 30, 2023

Cash flows from operating activities:
Net increase (decrease) in net assets from operations	$1,838,064
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(49,754,295)
Proceeds from redemptions, sales, or other dispositions of investments	42,674,762
Net realized loss on investments	341,381
Net change in unrealized/appreciation depreciation on:
Investments	(947,582)
Changes in operating assets and liabilities:
Assets:
Interest	41,005
Deferred offering costs	21,270
Due from investment manager	(5,580)
Prepaid expenses	72,395
Other assets	(37,625)
Liabilities:
Custody fees	1,141
Accounting and administration fees	5,694
Professional fees	(34,514)
Transfer agent fees and expenses	2,303
Distribution fees (Investor Class)	50
Trustee fees	(7,500)
Interest	(11,293)
Accrued other expenses	348
Net cash used in operating activities	(5,799,976)

Cash flows from financing activities:
Proceeds from credit facility	16,050,000
Repayments on credit facility	(15,950,000)
Proceeds from shares sold, net of receivable for fund shares sold	10,507,399
Payments for shares repurchased	(180,513)
Cash distributions paid, net of reinvestments	(1,126,910)

Net cash provided by financing activities	9,299,976

Net change in cash	3,500,000

Cash at beginning of year	—

Cash at end of year	$3,500,000

Supplemental disclosure of cash activity:
Interest expense on borrowings	$146,140

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$3,033,824

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Financial Highlights
For a Share of Common Stock Outstanding Throughout the Periods Indicated

Period ending April 30,	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return[2,3]	Gross expenses[4,5]	Net expenses[4,5,6]	Net investment income[4,6]	Net assets, end of period (in thousands)	Portfolio turnover rate[3]
Investor Class
2023	$9.88	$0.23	$0.10	$0.33	$(0.53)	$0.00	$(0.34)	$(0.87)	$9.34	3.59%	3.44%	2.25%	2.45%	$21	37%
2022[7]	10.00	0.14	0.19	0.33	(0.30)	(0.02)	(0.13)	(0.45)	9.88	3.32	3.09	1.21	1.70	21	9
Institutional Class
2023	9.90	0.26	0.09	0.35	(0.53)	0.00	(0.34)	(0.87)	9.38	3.82	3.19	2.00	2.76	50,645	37
2022[7]	10.00	0.17	0.18	0.35	(0.30)	(0.02)	(0.13)	(0.45)	9.90	3.59	2.84	0.97	2.01	39,583	9

[1]	Based on average shares outstanding during the period.
[2]

Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the adviser.

[3]	Not annualized for periods less than one year.
[4]	Annualized for periods less than one year, with the exception of non-recurring organizational costs.
[5]	Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:
	Gross Expenses[4]	Net Expenses[4]
Investor Class
2023	2.82%	1.62%
2022[7]	3.01	1.14
Institutional Class
2023	2.57	1.37
2022[7]	2.77	0.90

[6]

The contractual and voluntary fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5). For the period ended April 30, 2022, the contractual and voluntary fee and expense waivers amounted to $533,020, or 1.83%, and $15,397, or 0.05%, respectively and the Investment Manager additionally voluntarily waived $2, or 0.01%, of the Investor Class Shareholder Servicing fees.

[7]	Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements
April 30, 2023

1. Organization

AFA Multi-Manager Credit Fund (the “Fund”) was established as a Delaware statutory trust on January 27, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act. The Fund commenced operations on July 1, 2021.

The Fund’s primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets including any borrowings for investment purposes, either directly or indirectly, in a range of private and public credit securities and other credit-related investments. The Fund is a “fund of funds” that intends to allocate its assets primarily among a range of investment vehicles (“Investment Funds”) that are managed by a select group of experienced institutional managers (“Underlying Managers”) identified for their expertise in implementing various credit strategies. The Fund may also invest in direct investments typically originated, serviced, and/or underwritten by Underlying Managers.

Alternative Fund Advisors, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Fund. Aon Investments USA Inc. (the “Sub-Adviser) serves as the sub-adviser to the Fund.

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates — The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Income is recognized on an accrual basis as earned. Distributions received from the Fund’s investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) (see Note 5).

Distributions to Shareholders — The Fund intends to make quarterly distributions to shareholders equal to 6% annually of the Fund’s net asset value (“NAV”) per share. This predetermined dividend rate may be modified by the Board from time to time. The character of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Investment Valuation — In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

Pursuant to the Fund’s valuation policies, effective September 8, 2022, the Board has delegated to the Investment Manager, as valuation designee (the “Valuation Designee”) the day-to-day responsibility for fair valuation determinations and pricing of the investments subject to oversight by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, generally at an amount equal to the NAV of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Valuation Designee, an estimated fair value is determined in good faith by the Valuation Designee pursuant to the Fund’s valuation procedures. Investments in open-end investment companies, including money market funds, are valued at their reported NAV per share.

Offering Costs — Offering costs include registration fees and fees regarding the preparation and printing of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized over twelve months on a straight-line basis. As of April 30, 2023, no offering costs remain as an unamortized deferred asset as the total offering costs in the amount of $130,482 have been expensed subject to the Fund’s Expense Limitation Agreement, of which $21,270 were expensed during the year ended April 30, 2023.

Federal Income Taxes — The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2023.

3. Capital Stock

Shares of beneficial interest of the Fund (“Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended. The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of Shares. As of April 30, 2023, the Fund’s registration statement allowed it to offer two classes of Shares designated as Investor Class (“Investor Class Shares”) and Institutional Class (“Institutional Class Shares”). Investor Class Shares and Institutional Class Shares are subject to different fees and expenses. Effective May 1, 2023, Investor Class Shares were renamed Founders Class Shares. The Fund may offer additional classes of Shares in the future.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. Prior to May 1, 2023, the minimum initial investment by any investor in the Investor Class Shares was $25,000. The minimum initial investment by any investor in Institutional Class Shares is $1,000,000. However, the Fund, in its sole discretion, may accept investments below the specified minimums. As of April 30, 2023, the Investor Class was closed to new investors. Effective May 1, 2023, the minimum initial investment for Founder Class Shares is $25,000,000 and Founder Class Shares will be available for investment by existing and new investors until December 31, 2023. After December 31, 2023, Founder Class Shares will be closed to new investors, with the exception of new accounts and programs of financial intermediaries that qualified for investment in Founder Class Shares prior to December 31, 2023.

The following groups of investors are eligible to purchase Institutional Class Shares without any initial minimum investment requirement:

●	defined benefit plans, endowments and foundations, investment companies, and other institutional investors not specifically enumerated;

●

accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, provided that the minimum aggregate value of such accounts is $1,000,000, or that in the Fund’s opinion there is adequate intent to reach such aggregate value within 12 months;

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

●	principals and employees of the Investment Manager, the Sub-Adviser, the Underlying Managers or their respective affiliates and their immediate family members.

Effective May 1, 2023, the following groups of investors are eligible to purchase Founder Class Shares without any initial minimum investment requirement:

●

accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, provided that the minimum aggregate value of such accounts is $25,000,000;

●	principals and employees of the Investment Manager and its affiliates and their immediate family members.

Shares will generally be offered for purchase on each business day, except that Shares may be offered less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Neither Founder Class Shares nor Institutional Class Shares are subject to an initial sales charge.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity.

The Fund has adopted a fundamental policy to conduct quarterly repurchase offers at NAV. The Fund will offer to repurchase 5% of the Fund’s Shares, unless the Board has approved a different amount (between 5% and 25% of its outstanding Shares for a particular repurchase offer).

During the year ended April 30, 2023, the Fund had four Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
July 8, 2022	August 8, 2022	5%	—%[1]	—[1]
October 7, 2022	November 7, 2022	5%	—%[1]	—[1]
January 9, 2023	February 9, 2023	5%	—%[1]	—[1]
April 3, 2023	May 4, 2023	5%	—%[1]	—[1]

[1]	No shares repurchased.

4. Fair Value Disclosures

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

●	Level 3 – significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Investments in Investment Funds are reported in the Fund’s Statement of Assets and Liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund’s agreements and/or subscription agreements and based on the operations of the Investment Funds. However, it is possible that these redemption rights may be restricted or eliminated by the Investment Funds in the future in accordance with the Investment Fund agreements.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of April 30, 2023:

Investments	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Short-Term Investments	$1,188,975	$—	$—	$—	$1,188,975
Preferred Partnership Units	—	—	—	—	—
Primary Investment Funds	—	—	—	45,483,913	45,483,913
Total	$1,188,975	$—	$—	$45,483,913	$46,672,888

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Beginning balance May 1, 2022	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Sales	Balance as of April 30, 2023
$6,000,000	$—	$—	$90,000	$—	$—	$(6,090,000)	$—

5. Investment Management Fee and Other Expenses

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee (“Investment Management Fee”) at the rates set forth below, payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets.

Average Daily Net Assets of the Fund	Investment Management Fee (Annualized Rate)
First $500 million	1.10%
Over $500 million to $1 billion	1.05%
Over $1 billion	1.00%

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

The Investment Management Fee will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. For the year ended April 30, 2023, the Fund incurred $491,088 in Investment Management Fees.

The Fund has entered into a sub-advisory agreement with the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”), under which the Sub-Adviser receives a portfolio management fee paid by the Investment Manager out of the Investment Management Fee at the rates set forth below, provided, that the minimum annual portfolio management fee paid to the Sub-Adviser under the Sub-Advisory Agreement will not be less than $275,000.

Average Daily Net Assets of the Fund	Fees (Annualized Rate)
First $500 million	0.20%
Over $500 million to $1 billion	0.15%
Over $1 billion	0.10%

Pursuant to the Fund’s Expense Limitation Agreement, the Investment Manager has agreed to reimburse expenses of the Fund (“Reimbursement”) so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.35% on an annualized basis for Founder Class Shares (formerly Investor Class Shares) and Institutional Class Shares (the “Expense Limit”). Specified Expenses for this purpose include all Fund expenses (including the shareholder service fees) other than the management fee, fees and interests on borrowed funds, distribution fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses. The Expense Limit will be in effect through August 31, 2024, and may not be increased nor may the Expense Limitation Agreement be terminated before such time by the Fund or the Investment Manager. For a period not to exceed three years from the date on which a Reimbursement is made, the Investment Manager may recoup amounts reimbursed, provided such recoupment will not cause the Fund’s expenses to exceed the lesser of the expense limit in effect at the time of the waiver or the expense limit in effect at the time of recapture. Prior to July 1, 2022, the Investment Manager had agreed to assume expenses of the Fund to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) did not exceed 1.20% and 0.95% of the average daily net assets of Investor Class Shares and Institutional Class Shares, respectively. During the year ended April 30, 2023, the Investment Manager waived $532,955 in Investment Management Fees under the Expense Limitation Agreement.

The following amounts are subject to recapture by the Investment Manager by the following dates:

Period of Expiration
April 29, 2024	$49,591
April 30, 2025	$533,020
April 30, 2026	$532,955

Pursuant to the Fund’s distribution agreement (the “Distribution Agreement”), Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional unaffiliated broker-dealers to assist in the distribution of Fund Shares. Under the Distribution Agreement, prior to October 1, 2022, the Fund paid a distribution and servicing fee of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Investor Class Shares to the Distributor or other qualified recipients. Effective October 1, 2022 the distribution and servicing fee was renamed the distribution fee (the “Distribution Fee”). Also, effective October 1, 2022 a new shareholder servicing fee (the “Shareholder Servicing Fee”) of 0.20% was instituted for both share classes. Effective May 1, 2023, the Distribution and Service Plan for Investor Class Shares was terminated, and Founder Class Shares are not subject to a Shareholder Service Fee. Each of the Distribution Fee and the Shareholder Servicing Fee are paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

Vigilant Compliance, LLC provides chief compliance officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2023 are reported on the Statement of Operations.

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide administrative services and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services.

A trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the trustee or officer affiliated with the Administrator. For the year ended April 30, 2023, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

6. Investment Transactions

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term investments, were $22,820,374 and sales of $15,958,619 in the Fund.

7. Federal Income Taxes

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund did not have any examinations in progress during the year ended April 30, 2023. Management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended April 30, 2023. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At April 30, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$44,208,078
Gross unrealized appreciation	2,842,766
Gross unrealized depreciation	(377,956)
Net unrealized appreciation	$2,464,810

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in investment transactions.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended October 31, 2022, there were no permanent differences in book and tax accounting.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax distributable earnings	—
Accumulated capital and other losses	(635,769)
Unrealized appreciation on investments	1,024,981
Total distributable earnings	$389,212

The tax character of the distribution paid during the tax year ended October 31, 2022 were as follows:

Distributions paid from:	2022
Ordinary income	$791,652
Net long term capital gains	—
Return of capital	1,591,784
Total distributions paid	$2,383,436

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

As of the tax year ended October 31, 2022, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Short-Term	Long-Term	Total
$285,543	$333,174	$618,717

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

9. Principal Risks

General Economic and Market Conditions. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

Repurchase Offers; Limited Liquidity. The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Borrowing, Use of Leverage. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Investment Manager and/or Sub-Adviser may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets less all liabilities not represented by such indebtedness. The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders.

Additionally, Investment Funds may leverage their trading (and in certain cases, at significant levels) through borrowings from banks and other lenders to leverage investments, utilize futures, forwards, swaps and other derivatives to acquire leverage, finance investments through repurchase agreements, total return swaps and options and trade securities and derivatives on margin. The use of leverage increases risk and generates interest expense, but also may increase the investment return. For example, when an Investment Fund is leveraged, a small increase or decrease in the value of the Investment Fund’s investments will result in a larger increase or decrease, respectively, in the NAV of the Underlying Manager’s investments than would otherwise be the case.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Large Shareholder Transactions Risk. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors such as advisory firms that exercise control over a large number of individual investor accounts. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of Shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund Shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

Risks of Securities Activities of the Fund and Underlying Managers. The Fund and the Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager and/or Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Alternative Investments Risk. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

Asset Allocation Risk. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes, strategies or available investments.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

The Fund, Investment Manager and Sub-Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, there can be no assurance that the Fund and its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes were implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

Pandemic Risk. The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

On August 19, 2022, SEC Rule 18f-4 under the Investment Company Act relating to a registered investment company’s use of derivatives and related instruments went into effect. The new rule imposes value-at-risk leverage limits, requires the adoption of policies related to derivatives, mandates reporting to funds’ boards, and requires reporting to the SEC and regulates fund’s use of reverse repurchase agreements and unfunded commitment agreements. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. The ultimate impact of the new rule remains unclear, but it may limit the Fund’s ability to engage in derivatives transactions and/or increase the costs of such transactions.

Fraud Risk. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

Concentrations of Credit Risk. The Funds maintain cash and securities in its custody account, maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

10. Commitments

As of April 30, 2023, the Fund had outstanding investment commitments to Investment Funds that have not yet called capital in the amount of $16,953,515.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

The following table represents investment strategies, unfunded commitments and redemptive securities of investments that are measured at NAV per share (or its equivalent) as a practical expedient as April 30, 2023:

Investment Fund	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period (Days)	Lock-Up Period (Months)
1 Sharpe Income ADV LP2	$7,377,098	$—	Semi-Annual	90	12
Alcova Capital Yield Premium Fund, LP1	8,969,551	—	N/A	N/A	18
Callodine Asset Based Loan Fund II, LP	3,194,037	1,925,268	N/A	N/A	N/A
CoVenture Credit Opportunities Partners Fund LP1	1,736,750	6,262,677	Quarterly	90	N/A
HCM U.S. Feeder, LP2	5,092,433	—	Semi-Annual	90	12
Lynx EBO Fund II(B) SPC	1,835,106	—	N/A	N/A	N/A
Mavik Real Estate Special Opportunities Fund, LP	3,384,490	7,488,816	N/A	N/A	N/A
Nebari Natural Resources Credit Fund II SPC	738,120	1,276,754	N/A	N/A	N/A
OHPC LP1	9,622,395	—	Quarterly	90	12
Pier Special Opportunities Fund LP2	3,533,933	—	Quarterly	60	N/A
Total	$45,483,913	$16,953,515

[1]

Upon submitting a redemption notice, limited partners will become a liquidating investor. Interest and principal are returned for the investments in which the fund has invested, and shall not be reinvested in the fund thereafter.

[2]	Redemption provisions limit the amount redeemable on a given redemption date, and could require multiple periods to fully redeem.

11. Beneficial Ownership & Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the Investment Company Act. As of April 30, 2023, an investor owned approximately 51% of the Fund. This entity is an affiliate of the Fund and may be deemed to be affiliated with the Investment Manager.

12. Revolving Credit Facility

Effective March 25, 2022, the Fund entered into a secured, revolving line of credit facility (the “Credit Facility”). Effective February 24, 2023, the Credit Facility was extended for an additional one-year term expiring on March 25, 2024, and an option for the borrower to extend the maturity date until March 25, 2025 if certain conditions are met. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $10,000,000 or one-third of the value of its total net assets less liabilities not represented by the Credit Facility payable for borrowings. The interest rate on borrowings from the Credit Facility is equal to 1-month US Treasury Yield plus 4.25% per annum with a floor rate of 4.50%. During the year ended April 30, 2023, the average daily principal balance outstanding (including days where there was no balance) and related average interest rate was approximately $2,147,671 and 7.17% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $5,800,000. At April 30, 2023, the principal balance outstanding was $3,500,000 at an interest rate of 8.36% per annum.

13. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements and has identified the following for disclosure in the Fund’s subsequent events:

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2023

On May 4, 2023, the Fund completed a quarterly Repurchase Offer (see Note 3) resulting in none of the Fund’s Shares being repurchased.

At a special meeting held on April 24, 2023 (the “Special Meeting”), the Board of Trustees (the “Board”) of the Fund considered and approved the appointment of F.L. Putnam Investment Management Company, Inc. (“F.L. Putnam”) as a sub-adviser to the Fund. The professionals of the Atrato Consulting (“Atrato”) division of F.L. Putnam have been appointed to provide sub-advisory services to the Fund.

At the Special Meeting, the Board also approved a new investment sub-advisory agreement among the Fund, the Investment Manager, and F.L. Putnam (the “New Sub-Advisory Agreement”) and recommended that Fund shareholders approve the New Sub-Advisory Agreement. After considering the Board’s recommendation, the holders of a majority of the Fund’s outstanding voting securities as of April 25, 2023 approved the New Sub-Advisory Agreement by written consent. The New Sub-Advisory Agreement is effective as of June 30, 2023.

In addition, at a meeting on June 6-7, 2023 (the “Meeting”), the Board approved a change in the name of the Fund to the “AFA Private Credit Fund.” At the Meeting, the Board also approved changes to the Fund’s 80% investment policy. Such changes will be effective on August 31, 2023.

AFA MULTI-MANAGER CREDIT FUND
Report of Independent Registered Public Accounting Firm
April 30, 2023

To the Shareholders and Board of Trustees of
AFA Multi-Manager Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AFA Multi-Manager Credit Fund (the “Fund”) as of April 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 1, 2021 (commencement of operations) to April 30, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers, and underlying fund managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 29, 2023

AFA MULTI-MANAGER CREDIT FUND
Additional Information
April 30, 2023 (unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 844-440-4450 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available without charge and upon request by calling 844-440-4450 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Tax Information

For the tax year ended October 31, 2022, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the tax year ended October 31, 2022, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

At a meeting of the Board of Trustees (the “Board”) held on March 8-9, 2023, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the continuation of the investment management agreement between Alternative Fund Advisors, LLC (the “Investment Manager”) and the Fund (the “Investment Management Agreement”) and the sub-advisory agreement, as amended, among the Investment Manager, the Fund and Aon Investments USA (the “Sub-Advisor”) (the “Sub-Advisory Agreement”).

In advance of the March 8-9, 2023 meeting, the Board requested and received materials from the Investment Manager and the Sub-Advisor to assist them in considering the approval of the Investment Management Agreement and the Sub-Advisory Agreement, respectively. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement or the Sub-Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Board. Pursuant to relief granted by the U.S. Securities and Exchange Commission (“the SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the March 8-9, 2023 meeting was held by videoconference.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement and the Sub-Advisory Agreement.

Nature, Extent and Quality Of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager and Sub-Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers, and other key personnel of the Investment Manager and/or Sub-Adviser who provide the investment

AFA MULTI-MANAGER CREDIT FUND
Additional Information (continued)
April 30, 2023 (unaudited)

advisory and administrative services to the Fund. The Board determined that the Investment Manager’s and Sub-Adviser’s portfolio managers and key personnel are well- qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s and Sub-Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory, sub-advisory and administrative services provided to the Fund was satisfactory.

Performance

The Board considered the investment performance of the Investment Manager and Sub-Adviser with respect to the Fund. The Board considered the performance of the Fund as compared to the performance of several key indices for each year since the Fund’s inception and year-to-date through December 31, 2022. The Board also considered the overall performance of the Fund, noting that the Investment Manager did not currently manage any other funds with similar investment objectives and strategies as the Fund. The Board further considered performance information of the Fund compared to other comparable peer funds. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses

The Board reviewed the advisory fee rate and total expense ratio of the Fund, noting that the Investment Manager pays the Sub-Adviser from its fee. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data, including reports on the expenses of other comparable peer funds. The Board noted that the advisory fees and expenses were comparable to the fees and expenses payable by other comparable peer funds. In addition, the Board noted that the Investment Manager had entered into a fee waiver agreement with the Fund and that such waiver agreement would be automatically renewed for consecutive one-year terms. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the investment management fees under each of the Investment Management Agreement and Sub-Advisory Agreement, noting that there were no breakpoints. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability of Investment Manager

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager and Sub-Adviser from their respective relationships with the Fund. The Board also reviewed the Investment Manager’s and Sub-Adviser’s financial condition and noted that their respective financial conditions appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager and Sub-Adviser was reasonable and the financial condition of each was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by each of the Investment Manager and Sub-Adviser from their management of the Fund including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that neither the Investment Manager nor the Sub-Adviser has affiliations with the Fund’s transfer agent, fund accountant, custodian, or distributor and, therefore, did not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees and sub-advisory fees were reasonable in light of the fall-out benefits.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement and Sub-Advisory Agreement.

AFA MULTI-MANAGER CREDIT FUND
Fund Management
April 30, 2023 (unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (investment advisory firm) (2016-Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	15	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

AFA MULTI-MANAGER CREDIT FUND
Fund Management (continued)
April 30, 2023 (unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present). President, Investment Managers Series Trust II (registered investment company) (2013-Present); Treasurer, American Independence Funds Trust (registered investment company) (2016-2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010-2015).	17	Trustee, Investment Managers Series Trust II (51 portfolios) (registered investment company).
Marco Hanig Year of Birth:1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Managing Principal of Alternative Fund Advisors, LLC (2020 - present); Principal of AQR Capital Management, LLC (2008 – 2019); President, AQR Funds (2008-2019), Trustee, AQR Funds (2014-2019).	N/A	N/A
Rafi Labourdette Year of Birth: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Financial and Operating Officer, Alternative Fund Advisors, LLC (2021- Present); Vice President, Finance, Fiera Capital Inc. (2016 – 2020).	N/A	N/A

AFA MULTI-MANAGER CREDIT FUND
Fund Management (continued)
April 30, 2023 (unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm( (2017-2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*

The fund complex consists of the Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, Infinity Core Alternative Fund, The Optima Dynamic Alternatives Fund, First Trust Real Assets Fund, First Trust Private Credit Fund, First Trust Private Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (Tax Exempt) LLC, and Pender Real Estate Credit Fund.

**	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

AFA MULTI-MANAGER CREDIT FUND
Privacy Notice
April 30, 2023 (unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-440-4450

AFA MULTI-MANAGER CREDIT FUND
Privacy Notice (continued)
April 30, 2023 (unaudited)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Alternative Fund Advisor LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Manager

Alternative Fund Advisors, LLC
101 Federal Street, Suite 1900
Boston, MA 02110
Website: www.alternativefundadvisors.com

Custodian Bank

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

(b) Not applicable.

Item 2. Code of Ethics

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as Exhibit (a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

(a) Audit Fees for Registrant.

Fiscal year ended April 30, 2023	$34,000
Fiscal year ended April 30, 2022	$30,000

(b) Audit-Related Fees for Registrant. These fees were billed by the principal accountant for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements.

Fiscal year ended April 30, 2023	None
Fiscal year ended April 30, 2022	None

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fiscal year ended April 30, 2023	$7,000
Fiscal year ended April 30, 2022	$7,000

(d) All Other Fees.

Fiscal year ended April 30, 2023	None
Fiscal year ended April 30, 2022	None

These are aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended April 30, 2023	None
Fiscal year ended April 30, 2022	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the registrant, including services provided to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year ended April 30, 2023 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fiscal year ended April 30, 2023	None
Fiscal year ended April 30, 2022	None

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The AFA Multi-Manager Credit Fund (the “Fund”) invests substantially all of its investable assets in Underlying Funds (defined below). While it is unlikely that the Fund will receive notices or proxies from Underlying Funds (or receive proxy statements or similar notices in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Underlying Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Alternative Fund Advisors, LLC (the “Investment Manager”). The Investment Manager will vote such proxies in accordance with its proxy policies and procedures, described below.

The Fund operates as a “fund of funds” whereby the Fund’s assets are allocated primarily among a range of investment vehicles (“Underlying Funds”) that are managed by institutional asset management firms (“Underlying Managers”) chosen for their expertise in implementing various credit strategies. It is the responsibility of the Underlying Manager to vote any proxies related to securities owned by the Underlying Funds.

The Investment Manager votes proxies related to equity securities, if any, held in the Fund. Additionally, the Investment Manager may vote proxies or other matters on open end funds, closed end funds, BDCs, private funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

From time to time, the Investment Manager may be required to vote on a fixed income investment owned directly by the Fund. For most fixed income investments, the voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. The Investment Manager does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the Fund’s shareholders.

The Investment Manager may delegate responsibilities under the proxy policy to a third-party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The Investment Manager is responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1 (844) 440-4450 or (ii) by visiting the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following is biographical information about the members of the Investment Manager, who are primarily responsible for the day-to-day portfolio management of the Fund as of April 30, 2023:

Marco Hanig, Ph.D

Dr. Hanig, Managing and Founding Principal of the Investment Manager, is primarily responsible for investment policy of the Fund and has been a portfolio manager of the Fund since its inception. He leads the Investment Policy Committee, which is responsible for defining the broad investment parameters of the Fund, including, for example, the types of strategies to be employed and approval of the Underlying Managers recommended by the Fund’s sub-adviser. The Investment Policy Committee must unanimously approve each new sub-adviser. The Investment Policy Committee meets regularly to review portfolio holdings and discuss performance of the Underlying Funds. Prior to co-founding the Investment Manager in 2020, Mr. Hanig was a Principal of AQR Capital Management, where he started the firm’s mutual funds business in 2008. At various times, he served as President, CEO and Trustee of the AQR Funds, and as CEO of AQR Investments, AQR’s affiliated Broker Dealer. Prior to AQR, he was a Principal at William Blair & Company, where he served as President of the William Blair Funds and COO of the Investment Management Department. He began his career as a strategy consultant with Bain & Company. He received a Ph.D. in economics from MIT, and a B.A. in mathematics from University of Chicago.

Michael Dowdall, CFA

Mr. Dowdall, Chief Investment Officer and Principal of the Investment Manager, is primarily responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception. Mr. Dowdall manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee. In addition to his responsibilities as member of the Investment Policy Committee, Mr. Dowdall is responsible for risk management and liquidity management for the Fund and for monitoring the performance of the Underlying Funds.

Prior to joining the Investment Manager in 2020, Mr. Dowdall was a Director and Portfolio Manager at BMO Global Asset Management, where he managed the US multi-asset and multi-alternative portfolios. Mr. Dowdall was a member of the firm’s Global Asset Allocation Committee where he led credit research and tactical positioning for the firm’s global multi-asset portfolios. Prior to BMO, Mr. Dowdall was an investment analyst at Lighthouse Partners, where he focused on allocating to fixed income and relative value hedge fund strategies. Mr. Dowdall is a member of the CFA Society of Chicago and has been a CFA charterholder since 2012. He received an MBA from the University of Chicago Booth School of Business and a Bachelor of Business Administration from Notre Dame.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about accounts, other than the Fund, of the personnel of the Investment Manager, who are primarily responsible for the day-to-day portfolio management (the “Portfolio Managers”) as of April 30, 2023:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
1. Marco Hanig	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	-	$-	-	$-
	Other Accounts:	-	$-	-	$-
2. Michael Dowdall	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	-	$-	-	$-
	Other Accounts:	-	$-	-	$-

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, Portfolio Managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises

(a)(3) Compensation Structure of Portfolio Manager

The compensation paid to Michael Dowdall, CFA includes a base salary fixed from year to year, a discretionary cash bonus and variable profit distributions from the Investment Manager. Marco Hanig, Ph.D. has an ownership interest in the Investment Manager and receives variable profit distributions from the Investment Manager. Mr. Dowdall’s and Mr. Hanig’s compensation are not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2023:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Marco Hanig	$500,001-$1,000,000
Michael Dowdall	$100,001-$500,000

(b) Not applicable

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1)	Code of Ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(2)	Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	AFA Multi-Manager Credit Fund

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	7/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	7/7/2023

By	/s/ Rafi Labourdette
Title	Rafi Labourdette, Principal Financial Officer

Date	7/7/2023